CENTRE FUNDS

SUPPLEMENT DATED OCTOBER 6, 2016 TO
PROSPECTUS DATED JANUARY 28, 2016 AND
STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2016

Supplement dated October 6, 2016 to the Prospectus dated January 28, 2016, as amended through the date hereof, and the Statement of Additional Information dated January 28, 2016, as amended through the date hereof, of Centre Funds’ (the "Trust") offering of Investor Class and Institutional Class Shares of Centre Global ex-U.S. Select Equity Fund.

IMPORTANT INFORMATION REGARDING
CENTRE GLOBAL EX-U.S. SELECT EQUITY FUND

On October 5, 2016, the Board of Trustees of the Trust, based upon the recommendation of Centre Asset Management, LLC (the "Adviser"), the investment adviser for Centre Global ex-U.S. Select Equity Fund (the "Fund"), has determined to liquidate and terminate the Fund.  Due to the Fund's inability to attract sufficient assets to maintain a competitive operating structure, the Adviser informed the Board that the Fund could not continue its business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.  The Fund will be closed to new investments as of the close of regular trading on the New York Stock Exchange (the "NYSE") on or about October 6, 2016.  As of that date, the Adviser will begin to convert the Fund's assets to cash, and the Fund will no longer pursue its investment objective.  The Fund will be liquidated on or about October 7, 2016 (the "Liquidation Date").

As of the close of regular trading on the NYSE on or about October 6, 2016, shareholders will not be permitted to purchase additional shares of the Fund, and the exchange privileges of the Fund will be suspended.  Any shareholder who has not redeemed shares of the Fund prior to the Liquidation Date will receive cash representing the shareholder's proportionate interest in the net assets of the Fund as of the Liquidation Date.

For more information, please contact the Fund at (855) 298-4236.

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Please retain this Supplement with the Prospectus and SAI.